NYSE: NAV
1
For more than 175 years
we’ve been helping people from every corner of the world
move the goods that move the welfare of entire nations.
1
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Quarter 2012 Earnings Presentation
March 8, 2011
Exhibit 99.2
1
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Quarter 2012 Earnings Call
March 8, 2012

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Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk
Factors,
included within our Form 10-K for the year ended October 31, 2011, which was filed on
December 20, 2011, and Part II, Item 1A, Risk Factors, included within our Form 10-Q for the period ended January 31, 2012, which was filed on March 8, 2012. Although we believe that these forward-
looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
1
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Quarter 2012 Earnings Call
March 8, 2012

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Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Measures may also be adjusted to exclude certain adjustments which are not considered to be part of our ongoing business and are not representative of our underlying performance. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number is in the appendix of this presentation.
1
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Quarter 2012 Earnings Call
March 8, 2012

NYSE: NAV 4 4 Agenda 1 st Quarter 2012 Earnings Call March 8, 2012 • 1 st quarter results • Actions for 2012 • Cash • Margin expansion

NYSE: NAV
5 5
First Quarter Results
(Adjusted Non-GAAP)
2012 Q1
Actual
(With Warranty)
2012 Q1
Actual
(Without Warranty)
Revenue (Billions)
$3.1 $3.1
Manufacturing Segment
Profit (Loss) (Millions)
$(102) $10
Profit (Loss) Before Tax
(Millions)
$(209) $(97)
Net Income (Loss)*
(Millions)
$(145) $(71)
Diluted Earnings (Loss) Per
Share
$(2.08) $(1.02)
Note:  This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Assuming a similar share count in Q1 2012 as we had in Q1 2011 adjusted
EPS would have improved approximately $0.08.
*Attributable to Navistar International Corporation
1
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Quarter 2012 Earnings Call
March 8, 2012

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1
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Quarter 2012 Earnings Call
March 8, 2012
Engine Warranty
• ($112M) – Accrual Adjustment
– 45% Legacy Products (2006-2008)
– 45% Early launch 2010
– 10% Brazil – correction
• Actions to remediate
– Legacy Products
• Late in life (2006 – 2008)
• Field fixes identified
– 2010 Early launches/proactive field actions
• Production fixes in 2011
• Administrative and field actions in 2012
Opportunity
for Recovery
in 2012

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1
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Quarter 2012 Earnings Call
March 8, 2012
First Quarter Results
Q1 Impact Full Year Impact
• Healthcare costs - Retiree ($49M) ~($200M) – anticipated
• Engine ($20M) - resolved
Foundry start-up - resolved
South America customer disruption
• Truck
Military mix
• Global Business ($16M)
India
Brazil - anticipated
Purchased engine supply - unanticipated - resolved

NYSE: NAV
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1
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Quarter 2012 Earnings Call
March 8, 2012
Actions for 2012
Q1 Q2 Last Half
Warranty ($112M) Actions in
place
Opportunity of $50M -
$60M
Volume North America 19% 25% 56%
N.A. – Cost
reduction/Integration
Mostly
Carryover
Mostly
Carryover
$100M
S.A. – Diesels Loss Profitable 8%-10%
Global ($16) Improving 2% - 3%
Earnings Q1 EPS
(Adjusted non-GAAP)
Full Year EPS
(Adjusted non-GAAP)
2012 ($2.08) $4.25 - $5.25
Memo: 2011 Actuals $0.16 $5.28
Note:  This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

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U.S. & Canada Chargeouts
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.
Q3
Q4
0
10,000
20,000
30,000
40,000
50,000
60,000
Q1 Q2 2H
FY 2011
19%
58%
23%
Q3
Q4
0
10,000
20,000
30,000
40,000
50,000
60,000
Q1 Q2 2H
FY 2012
19%
25%
56%
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Quarter 2012 Earnings Call
March 8, 2012

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North America Actions
Q1 Q2 Last Half
Cost Reduction
Carryover Carryover ~$100M
Big Bore Diesel
$15M-$20M
Excess freight
Elimination
of waste
$800-$1,000
per unit cost
reduction
1
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Quarter 2012 Earnings Call
March 8, 2012

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1
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Quarter 2012 Earnings Call
March 8, 2012
South America Diesels
• Q1 takeaways:
– Loss of $14M
– Production stoppage in
December
– Thailand floods resulted in
parts shortages
• Full year takeaways:
– ~60% of volume in second
half of year, compared to 54%
last year
– Growth in Parts
– Strong second half results
Q3
Q4
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
Q1 Q2 LH
FY 2012

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1
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Quarter 2012 Earnings Call
March 8, 2012
Global Major Markets
Q1 Q2 2
nd
Half Full Year
($16M) ( ) + 2-3% ROS
• Engine Supply
Constraints
• Slower growth in
developing markets
• Substitute ISM for
ISX
• Accelerate sales
• Additional Engine
capacity
• Improve margins
• Expand distribution
• Expand product offering
Latin America
ROW
(India/
South America/
Australia)
Brazil
Mature
Steady growth
Margins on target
Products in place
Growing distribution
Leveraging brands
Startup in 2011
Expanding product lineup
Developing distribution

NYSE: NAV 13 13 1 st Quarter 2012 Earnings Call March 8, 2012 Integration Integrated Product Integrated Product Development Center Development Center

NYSE: NAV 14 14 1 st Quarter 2012 Earnings Call March 8, 2012 FEET FIRST – Integrated Growth Opportunities

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1
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Quarter 2012 Earnings Call
March 8, 2012
Navistar Defense
Changing the Game in an Efficiency Era
Advantage Navistar - Anticipating needs to provide low-cost solutions today through integration, flexible manufacturing and solid sustainment services
Anticipating the need
New Ideas – Ready Now
Navistar, DRS and Allison
Transmission break multiple logistics
paradigms - 1/3 the cost
Transfer
Body to
New
Rolling
Chassis
Remove Body
From Base
Chassis
Install Body to
New Rolling
Chassis
On contract
Ready Now
A look at our performance
Rolling chassis
MaxxPro
®
Plus Independent
suspension kits
MaxxPro
®
Dash Ambulance
MXT™
MaxxPro
®
Recovery Vehicle
MaxxPro
®
Plus
Residual chassis option
Saratoga™
MaxxPro
®
residual chassis/
commercial cab option
Old Humvee shelter
Integrated starter generator –
no need to tow power

NYSE: NAV 16 16 1 st Quarter 2012 Earnings Call March 8, 2012 Changing the Landscape Leading Our Industry Navistar Advances Commitment to Natural Gas through Partnership with Clean Energy

NYSE: NAV
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st
Quarter 2012 Earnings Call
March 8, 2012
Why Natural Gas?
Economics
–
Natural Gas Price Stability
–
Life Cycle Economics
Technology
–
Natural Gas Extraction & Delivery
–
Navistar Advanced Emissions
Sustainability
–
Corporate Sustainability
–
Energy Independence
–
Large Job Creation
Changing the Landscape

NYSE: NAV

1
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Quarter 2012 Earnings Call
March 8, 2012
18
Compressed Natural Gas (CNG) Payback
Initial Investment
$25K to $40K
Fuel Cost Savings
Diesel CNG Savings
$4.00 $2.50 $1.50
Annual Usage
10,000 gallons $15K per year
20,000 gallons $30K per year

NYSE: NAV

1
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Quarter 2012 Earnings Call
March 8, 2012
19
Navistar Uniquely Positioned for Natural
Gas Leadership
Integrated
Transportation
Solution
Integrated Vehicle
Solutions
Navistar Dealer
Network
Natural Gas Fuel
Provider
Fueling
Infrastructure
Transportation
Fleets

NYSE: NAV

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Quarter 2012 Earnings Call
March 8, 2012
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Building Blocks
• Integrated Diesel
– 13L vs. 15L
– Fuel economy/weight
– Service parts
– Dealer strength
– Global engine business
– Global truck business
– Feet first
• Global emissions platform
• Platform for alternative fuels

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1
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Quarter 2012 Earnings Call
March 8, 2012
Revised 2012 Guidance –
$4.25 - $5.25 EPS
Original
2012
Guidance
as shown on 2/1/2012
(adjusted non-GAAP)
Revised
2012
Guidance
(adjusted non-GAAP)
Revenue (Billions)
$15.0 - $16.0 $15.0 - $16.0
Adj. Mfg. Segment
Profit (Millions)
$1,000 - $1,150 $900 - $1,000
Adj. Net Income
(Millions)
$350 - $400 $295 - $365
Share Count
(Millions)
~ 70 ~ 70
Adj. Diluted EPS
GAAP Net Income
(Millions)
$280 - $345 $225 - $310
• Integration benefits
• Cost reductions
• Legacy engine warranty
• Foundry start-up
• Inefficiencies from supplier
disruptions
(-)
(-)
(-)
+
+
Note:  This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
$5.00 - $5.75
$4.25 - $5.25

WHQ, Warrenville, IL
• Executive Management
• Truck Management
• Parts Management
• Sales & Marketing
• Corporate Functions
(Legal, Finance,
Treasury, HR, etc.)
• Global Purchasing
Fort Wayne, IN
• Truck Engineering
Other Locations
• NFC, Schaumburg, IL
• Global Manufacturing
Systems, Springfield, OH
• Midwest Regional Sales
Office, West Chicago, IL
• TBD
Downers Grove, IL
• IT Services
Melrose Park, IL
• Engine Management
• Engine Engineering
Integration – We Said $60 Million Plus
22
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Quarter 2012 Earnings Call
March 8, 2012

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Quarter 2012 Earnings Call
March 8, 2012
Integration/Differentiation Status
• Bus
• Military
• Latin America
• Parts
Actions Complete Breakthroughs 2012 Future
• North America Truck
• Engine
• Natural Gas
• Global Truck
• Global Bus
ProStar ®
40T/49T
25T Tipper
CT610
CT630
ProStar ® with
MaxxForce ® 15
Sloped Nose WorkStar ®
MaxxForce ® 11/13
LoneStar ® with
500HP MaxxForce ® 13
13L 13L

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1
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Quarter 2012 Earnings Call
March 8, 2012
Manufacturing Cash Flow
Note:   This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
Here’s what we said at Analyst Day:
Here’s what we said at Analyst Day:
• Cash guidance
unchanged
• Warranty
expense is non-
cash
• Working capital
initiatives
underway
~$1,200 ~$1,200
$950
$300
$275
$210
$75
$90
$0
$500
$1,000
$1,500
$2,000
2011 Mfg
Cash
Cash from
operations
Pension/OPEB
Funding
Maintenance
CapEx
Strategic
Investments
Share
buyback
Other 2012 Mfg
Cash
Free Cash Flow
$375M

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Quarter 2012 Earnings Call
March 8, 2012
Strategic Goals: Margin Expansion
• Strategic Goal:
– $20B of Sales
– $1.8B of Segment Profit or 9% Return on Sales
2012 Full Year
2012 Outgoing
Run Rate
Strategic
Target
Truck - N.A. w/Parts 6-7% 8-9% 9-10%
Truck - Global w/Parts 1-2% 2-3% 6-8%
Engine - Worldwide w/Parts 6-7% 7-8% 8-10%
Total Manufacturing Margin ~6% ~8% ~9%
Note:  This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV 26 1 st Quarter 2012 Earnings Call March 8, 2012 Appendix

NYSE: NAV
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Quarter 2012 Earnings Call
March 8, 2012
Medium
Truck
Great Products –
Market Share
Severe Service
Truck
Heavy
Truck
FY10 59%
FY11 49%
Trailing 6 mos.
51%
Q1’12 48%
FY10 38%
FY11 41%
Trailing 6 mos.
36%
Q1’12 27%
FY10 40%
FY11 35%
Trailing 6 mos.
34%
Q1’12 31%
FY10 24%
FY11 17%
Trailing 6 mos.
17%
Q1’12 17%
Class 8
School
Bus
(U.S. & Canada)
Class 4-5 Q1’12
Industry 10K
Navistar 600
Market Share ~6%
27
Note:  Market share based on brand and rankings based on full year 2011.
19% Market Share
Q1’12
School Bus & Combined Class 6-8 Market Share –
FY10:  34%; FY11:  28%; Trailing 6 mos.:  26%; Q1 FY12:  22%
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units.

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Quarter 2012 Earnings Call
March 8, 2012
Supplemental Information - Truck
Worldwide Truck Chargeouts
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
Analyst Day 2012 Actual Analyst Day Analyst Day Analyst Day
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.

NYSE: NAV

1
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Quarter 2012 Earnings Call
March 8, 2012
$248
$220
$85
$31
$-
$50
$100
$150
$200
$250
$300
$350
Q1 2011 Q1 2012
Truck Parts
49,000 47,900
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
Q1 2011 Q1 2012
19,500
24,900
0
5,000
10,000
15,000
20,000
25,000
30,000
Q1 2011 Q1 2012
Q1 Operational Results
Consolidated Revenues
($ in millions)
Quarterly Truck  Chargeouts Quarterly Engine Shipments
Charge
outs
increased
28%
Military Revenues
($ in millions)
Engine  shipments
decreased 2%
Truck
Revenues
decreased
11%
Parts
Revenues
decreased
64%
$2,743
$3,052
$333
$251
$1,867
$2,116
$543
$685
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Q1' 2011 Q1 2012
Military U.S. & Canada ROW

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Quarter 2012 Earnings Call
March 8, 2012
Quarter over Quarter
Financial Information:
Q1  Adj. Manufacturing Segment Profit (Loss)
($ in millions)
Q1 Adj. Earnings (Loss) Per Share
Q1 Adj. Net Income (Loss)
($ in millions)
Note:   This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
$98
$(102)
-$150
-$100
-$50
$0
$50
$100
$150
Q1 2011 Q1 2012
$12
$(145)
-$160.0
-$140.0
-$120.0
-$100.0
-$80.0
-$60.0
-$40.0
-$20.0
$0.0
$20.0
Q1 2011 Q1 2012
$0.16
$(2.08)
-$2.50
-$2.00
-$1.50
-$1.00
-$0.50
$0.00
$0.50
Q1 2011 Q1 2012

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Quarter 2012 Earnings Call
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Market Share – U.S. & Canada School Bus and Class 6-8
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses 60% 63% 53% 61% 59% 49% 45% 47% 53% 49% 48% 48%
Class 6 and 7 medium trucks 33% 44% 36% 36% 38% 36% 36% 46% 44% 41% 27% 27%
Class 8 heavy trucks 23% 22% 30% 20% 24% 17% 16% 17% 18% 17% 17% 17%
Class 8 severe service trucks 40% 41% 38% 40% 40% 33% 32% 36% 37% 35% 31% 31%
Combined Class 8 28% 28% 32% 25% 28% 21% 19% 21% 22% 21% 19% 19%
Total Traditional Market Share 33% 35% 35% 32% 34% 27% 26% 29% 29% 28% 22% 22%
Market Share U.S. & Canada School Bus and Class 6-8
2011 2010 2012
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units.

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Quarter 2012 Earnings Call
March 8, 2012
Worldwide Truck Chargeouts
We define our “traditional” markets to
include U.S. and Canada School bus
and Class 6 through 8 medium and
heavy truck. We classify militarized
commercial vehicles sold to the U.S.
and Canadian militaries as Class 8
severe service within our “traditional”
markets.
Q1 Q2 Q3 Q4 Full Year
BUS 3,100 3,000 2,400 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,900 3,800 2,200 4,100 14,000
TOTAL 16,100 16,700 14,900 18,800 66,500
NON-TRADITIONAL MILITARY 100 200 1,000 100 1,400
EXPANSIONARY 3,900 4,500 4,700 6,000 19,100
WORLDWIDE TRUCK 20,100 21,400 20,600 24,900 87,000
Q1 Q2 Q3 Q4 Full Year
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 5,300 7,600 8,600 10,200 31,700
WORLDWIDE TRUCK 19,500 25,600 28,900 34,400 108,400
Q1 Q2 Q3 Q4 Full Year
BUS 1,700 1,700
MEDIUM 4,300 4,300
HEAVY 8,000 8,000
SEVERE 3,100 3,100
TOTAL 17,100 - - - 17,100
NON-TRADITIONAL MILITARY 200 200
EXPANSIONARY 7,600 7,600
WORLDWIDE TRUCK
24,900
- - -
24,900
Worldwide Truck Chargeouts
2010
2012
2011

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Quarter 2012 Earnings Call
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Worldwide Engine Shipments
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700     34,600     33,600     33,900     132,800
Ford sales - U.S. and Canada 24,700     200         -          -          24,900
Other OEM sales 2,000      3,600      3,700      4,900      14,200
Intercompany sales 16,400     17,700     15,600     18,800     68,500
Total Shipments 73,800     56,100     52,900     57,600     240,400
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200     37,100     38,200     36,100     138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300     23,500     22,300     25,700     88,800
Total Shipments 49,000     65,000     64,200     65,400     243,600
Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100     24,100
Other OEM sales 2,200      2,200
Intercompany sales 21,600     21,600
Total Shipments 47,900     -          -          -          47,900
Worldwide Engine Shipments
2010
2011
2012

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Quarter 2012 Earnings Call
March 8, 2012
Order Receipts – U.S. & Canada
Percentage
2012 2011 Change Change
2,100 1,500 600 40
5,400 7,600 (2,200) (29)
Class 8 heavy trucks 8,100 7,700 400 5
Class 8 severe service trucks 3,900 3,300 600 18
19,500 20,100 (600) (3)
12,000 11,000 1,000 9
Three Months Ended
January 31,
Order Receipts: U.S. & Canada (Units)
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.

NYSE: NAV
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Quarter 2012 Earnings Call
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Navistar Financial Corporation
Note:  profitability relates to total financial services
• Profitability strong: $27M in Q1 2012
Expected decline as U.S. retail loan portfolio runs off due to G.E. Capital alliance
• Long-term liquidity in place with better terms, $545M U.S. availability
New 5-year $840M bank credit facility
New 2-year $224M wholesale securitization
• Service leverage of 4.3 to 1 and declining as GE Capital alliance sources retail originations
Over $1.2B since inception
Retail Notes Bank Facility
• $840M  facility refinanced in
December 2011, maturity
extended from 2012 to 2016
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
On balance sheet
• Situation as of Jan 31, 2012
– $1.1B funding facility (NFSC)
– $280M available
• NFSC wholesale trust
– Variable portion matures July
2012
– Public portions mature
October 2012 and October
2013
On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Leveraging Assets & Controlling Our Destiny
Dealer Floor Plan

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U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.

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Quarter 2012 Earnings Call
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Frequently Asked Questions
Q1:
What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q2:
How many Dealcor dealers did you have as of January 31, 2012?
A:
Of our 271 primary NAFTA dealers, we have ownership interest in 7 DealCor dealers as of January 31, 2012.
Q3:
How are your dealers doing?
A:  The operational and financial strength of our industry leading dealer network continues to improve in all areas of the business.
We continue to add new dealers to the distribution network, attracted by the breadth of our product lines and significant opportunities in major markets, both in North America and globally.  Considerable investments in facility upgrades and acquisitions continue by aggressive and growth oriented existing dealers, further strengthening our footprint, service capabilities and accessibility to our customers.  Additional fixed operational demand, as a result of our proprietary engine lineup, has resulted in significant investments across the network in technicians, tooling and hours of service expansion.
Q4: What kind of rates do you charge your dealers and customers?
A:  Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q5:
How do you fund your wholesale business?
A:
We primarily finance our wholesale portfolio through NFC, funded with traditional private or public securitizations, and through
NFC’s bank facility.
Q6:
How is your NFC portfolio performing?
A: NFC‘s wholesale portfolio performed exceptionally well in 2011 and is expected to see minimal losses again in 2012. NFC’s retail notes portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers.
Q7:
What is your total amount of capacity at NFC?
A: As of January 31, 2012, total availability in our U.S. funding facilities is $545 million.

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Frequently Asked Questions
Q8: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital in the United States to support the sale of Navistar products – is progressing consistent with expectations. Since its inception in 2010, the alliance has funded more than $1.2 billion in retail financings.
Q9: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q10: What is the status of the High Mobility Multipurpose Wheeled Vehicle (HMMWV) Modernized Expanded Capacity Vehicle
(MECV) program?
A: This program has been canceled as part of a five-year plan to reduce defense spending.
Q11: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: A response to the request for proposals is currently due on March 13.
Q12: What are your margins for military vehicles?
A: We do not break out margins specific to our military vehicles. These numbers are reported as part of our Truck segment financials.
Q13: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2012?
A:
The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to “do more with less”. In addition, the Company continues to pursue a number of foreign military opportunities, especially in the Middle
East, where defense spending is growing. Finally, the Company has a fleet of more than 32,000 vehicles in operation in approximately 26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.

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Frequently Asked Questions
Q14: How does your FY 2012 Class 8 industry compare to ACT Research?
A:
Q15: What were the 2010 emissions requirements?
A: Through the use of credits manufacturers can go to a maximum of 0.50g NOx if they reduced emissions earlier with advanced technology; manufacturers need to be at 0.20g NOx if they chose not to introduce advanced technologies to reduce their emissions earlier. For many years Navistar introduced cleaner emission engines than the EPA required, so we were able to generate some credit before we needed to go to the 0.20g NOx standard.
Q16: What is your estimate of future effective tax rates?
A: Beginning in 2012, we would estimate future effective tax rates to fall in the upper 20% to low 30% range.  For FY 2012, we expect our annual ETR to fall between 25% and 30%, excluding the impact of releasing valuation allowances, if any.
Q17: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in FY 2012 and will gradually increase as we exhaust available NOLs and tax credits over the next few years.
Reconciliation to ACT 2012
ACT* 247,377
CY to FY adjustment (2,806)
Other misc. specialty vehicles  Included in ACT (5,500)
Total (ACT comparable Class 8 to Navistar) 239,071
Navistar Industry Retail Deliveries Combined Class 8 Trucks 216,500
Navistar difference from ACT: 22,571
10.4%
*Source: ACT N.A. Commercial Vehicle Outlook - Feb, 2012
U.S. and Canadian Class 8 Truck Sales

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Frequently Asked Questions
Q18: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2011 the Company has U.S. federal net operating losses (NOLs) valued at $126 million, state NOLs valued at
$79 million and foreign NOLs valued at $102 million, for a total undiscounted cash value of $307 million. In addition to NOLs, the
Company has accumulated tax credits of $208 million and other deferred tax assets of $1.5 billion resulting in net deferred tax assets of approximately $2 billion.
Q19: When do you expect to release the remaining balance of valuation allowances?
A: The Company continues to evaluate various business strategies which would allow us to realize the value of deferred tax assets that are currently subject to a valuation allowance. To the extent these strategies enable us to demonstrate, on a more-likely-than not basis, that we will be able to realize these deferred tax assets in the future, we will then release the associated valuation allowances.
Q20: How will $2 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to offset future taxable income.
Q21: How would future tax proposals to reduce U.S. tax rates impact Navistar?
A: While lower tax rates would favorably impact future tax expense, because of the Company’s large balance of deferred tax assets we would incur a one-time adverse impact to our P&L to reset/reduce our deferred tax balances to the lower statutory rates.  We estimate that for every 1% reduction in tax rates, we would incur an immediate, one-time tax increase of $50 million.

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Frequently Asked Questions
Q22:
What are your expected 2012 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $189 million in 2012 to our U.S. and Canadian pension plans (the Plan).  Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates, and the impact of any funding relief currently under consideration. We currently expect that from 2013 through 2015, the Company will be required to contribute at least $170 million per year to the Plan, depending on asset performance and discount rates.
Q23:
What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:
The main variance between cash and GAAP interest results from our manufacturing segment’s $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of these issuances, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes
($37 million) and amortization of the embedded call option in the convertible notes ($114 million).  In addition, cash interest payments are remitted to the holders of the $225 million of Recovery Zone Facility Bonds (RZFBs) but a portion of the interest is capitalized and does not impact our income statement in the current quarter. The expectation is that we will cease capitalizing a portion of the interest beginning sometime in fiscal 2013. Lastly, the timing of interest payments also impacts the overall variance on a quarterly basis, but not on a fiscal year basis.
Q24:
What should we assume for capital expenditures in fiscal 2012?
A:
We plan to continue capital spending within the traditionally guided range of $250 million to $350 million for products and development.  Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
Q25:
What are the $225 million of RZFBs Series 2010 due October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy and our headquarter consolidation. Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace.  The funding from the RZFBs allowed us to consolidate many facilities into a new facility and make necessary renovations to that facility.  Additionally we are investing in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.
1
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Quarter 2012 Earnings Call
March 8, 2012

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Frequently Asked Questions
Q26: Why did you use RZFB financing?
A: The RZFBs are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020). Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the RZFB program.
Q27: What are the differences between the accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm)
entitled Dilution overview resulting from the
Convertible Notes issued on October 2009.
Q28: Why are the convertible debt holders no longer able to convert their notes?
A: The indenture in our convertible notes contains a provision that allows the note holders to convert anytime during the following fiscal quarter should the price of Navistar’s common stock close 130% above the conversion price for any 20 day period
(consecutive or non-consecutive) out of the last 30 consecutive day trading period of each fiscal quarter. Our fiscal second quarter ended on April 30, 2011; the conversion price of the notes is $50.274 per share of Navistar’s common stock; 130% of the conversion price equals $65.356 per share of Navistar’s common stock. Since Navistar’s common stock closed above $65.356 per share for more than 20 trading days during the 30 consecutive trading day period ending on April 30, 2011, the note holders had the right to convert their notes any time from May 2, 2011 through July 31, 2011.
A very small minority of note holders chose to convert their notes during the conversion period. Navistar opted to settle the conversion in cash instead of shares, therefore there was a 40 trading day observation period to determine the value that was remitted in cash, so the note holders did not receive the cash for almost two months after their respective conversion notices were received.
Navistar’s common stock did not close above $65.356 per share for  20 trading days (consecutive or non-consecutive) during the
30 day consecutive trading day period ending January 31, 2012, therefore the note holders do not have the right to convert their notes, however that threshold could be triggered once again in the future.

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Frequently Asked Questions
Q29: Are you ready for the 2013 Greenhouse Gas (GHG) regulation?
A: Yes, Navistar is ready to meet the standards when they go into effect January 2014. As a leader in fuel efficiency and in delivering innovative technologies, such as aerodynamics, lighter weight vehicles, fuel efficient engines, hybrids, plug-in hybrids and electric vehicles, our current approach is to consistently deliver the most practical advance technology and fuel-efficient vehicles to our customers. Our customer-focused approach aligns Navistar with the intent of the new proposed GHG rule, and provides us with a strong basis for meeting the new standards.
Q30: How are you addressing the 2014 GHG regulations?
A: Navistar has invested in the development of fuel efficient engines, powertrain optimization, and unmatched vehicle level aerodynamics as well as other vehicle level attributes that result in the lowering fuel consumption or the
CO2
of the entire
vehicle. Further, our non-SCR engines have an advantage where we do not release any
N2O
in the environment, which is
one of the GHG elements and more potent than
CO2.
We are planning on meeting the GHG standard through 2016 with no changes to the vehicle.  We are now working on 2017 GHG standards and we are confident that we will meet these standards with minimum changes.

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Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2010 Fiscal 2011 Q1 - 2012
October 31, 2009 $1,152
October 31, 2010 $1,100
October 31, 2011 $1,186
Approximate Cash Flows:
From Operations $409 $680 ($142)
From Investing / (Cap Ex) ($350) ($485) ($125)
From Financing / (Debt Pay Down) ($110) ($106) ($85)
Exchange Rate Effect ($1) ($3) $3
Net Cash Flow ($52) $86 ($349)
Blue Diamond Consolidation $0 $0 $0
Ending Mfg. Cash
1
Balance:
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
1
Cash = Cash, Cash Equivalents & Marketable Securities

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Outstanding Debt Balances
January 31,
2012
October 31,
2011
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $29 and $33 at the respective dates $ 871 $ 967
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $68 and $73 at the respective dates
502
497
Debt of majority-owned dealerships
92
94
Financing arrangements and capital lease obligations
160
118
Loan Agreement related to 6.5% Tax Exempt  Bonds, due 2040
225
225
Promissory Note
38
40
Asset-Based Credit Facility
100
—
Other
42
39
Total manufacturing operations debt
2,030
1,980
Less: Current portion
200
99
Net long-term manufacturing operations debt
$ 1,830
$ 1,881
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2018
$ 1,371
$ 1,664
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2017
997
1,072
Commercial paper, at variable rates, due serially through 2012
63
70
Borrowings secured by operating and finance leases, at various rates, due serially through 2017
72
70
Total financial services operations debt
2,503
2,876
Less: Current portion
897
1,280
Net long-term financial services operations debt
$ 1,606 $ 1,596

SEC Regulation G Non-GAAP Reconciliation

The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Manufacturing Segment
Results:
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and Adjusted Manufacturing Segment Profit:
We believe that adjusted net income, diluted earnings per share attributable to Navistar International Corporation, and adjusted manufacturing segment profit excluding certain adjustments which are not considered to be part of our ongoing business, improve the comparability of year to year results and are representative of our underlying performance. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
Adjusted Manufacturing Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): Adjusted manufacturing segment EBITDA is defined as our consolidated net income (loss) from continuing operations minus the net income (loss) from our financial services operations plus interest expense, income taxes, and depreciation and amortization, adjusted to exclude certain items that may not be related to the core manufacturing business.
EBITDA is a measure commonly used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures, and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other consolidated operations, or cash flow statement data prepared in accordance with GAAP, or as a measure of our profitability or liquidity as determined in accordance with GAAP.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities: Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent.
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

NYSE: NAV
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SEC Regulation G –
Adjusted Manufacturing EBITDA
Three Months Ended January 31, 2012
($ in Millions)
Net loss attributable to NIC (153) $
Less income tax benefit (90)
Loss before income tax benefit (243) $
Less equity income from financial service operations (17)
Loss before income tax benefit and equity income from financial service operations (260) $
Add back manufacturing interest expense 37
Manufacturing EBIT (223) $
Add back manufacturing depreciation and amortization
1
70
Adjusted manufacturing EBITDA (153) $
1 Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization
Navistar International Corporation (Manufacturing operations with financial services operations on a pre-tax equity basis)

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SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
($ in Millions)
January 31,
2012
October 31,
2011
October 31,
2010
October 31,
2009
Manufacturing segment cash and cash equivalents 418 $         488 $         534 $         1,152 $
Financial services segment cash and cash equivalents 70 51 51 60
Consolidated cash and cash equivalents 488 $         539 $         585 $         1,212 $
Manufacturing marketable securities 419 $         698 $         566 $         - $
Financial services segment marketable securities 20 20 20 -
Consolidated marketable securities 439 $         718 $         586 $         - $
Manufacturing segment cash and cash equivalents 418 $         488 $         534 $         1,152 $
Manufacturing marketable securities 419 698 566 -
Manufacturing segment cash, cash equivalents and marketable securities 837 $         1,186 $      1,100 $      1,152 $

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SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2009
Cash flows from operations 534 - 1,238
Cash flows from investing / capital expenditures: (284) 22 (212)
Cash flows from financing / debt pay down 36 (20) (764)
Effect of exchange rate changes
9 - 9
Net cash flows 295 2 271
Blue Diamond Consolidation 80 - 80
Beginning cash, cash equivalents and marketable
securities balance
777 (2) 861
Ending cash, cash equivalents and marketable securities
balance
1,152
704
50
(780)
-
(26)
-
86
60 - 1,212
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2010
Cash flows from operations 409 - 1,107
Cash flows from investing / capital expenditures: (350) (576) (434)
Cash flows from financing / debt pay down (110) (10) (1,300)
Effect of exchange rate changes
(1) - -
Net cash flows (52) (586) (627)
Beginning cash, cash equivalents and marketable
securities balance
1,152 - 1,212
Ending cash, cash equivalents and marketable securities
balance
1,100
698
492
(1,180)
1
11

71 (586) 585
Manufacturing segment cash flow reconciliation:

NYSE: NAV
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Quarter 2012 Earnings Call
March 8, 2012
SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2011
Cash flows from operations 680 200 - 880
Cash flows from investing / capital expenditures: (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes
(3) - - (3)
Net cash flows 86 - (132) (46)
Beginning cash, cash equivalents and marketable
securities balance
1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities
balance
1,186 71 (718) 539
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the three months ended January 31, 2012
Cash flows from operations (142) 261 - 119
Cash flows from investing / capital expenditures: (125) 147 279 301
Cash flows from financing / debt pay down (85) (393) (478)
Effect of exchange rate changes
3 4 - 7
Net cash flows (349) 19 279 (51)
Beginning cash, cash equivalents and marketable
securities balance
1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities
balance
837 90 (439) 488
Manufacturing segment cash flow reconciliation:

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Quarter 2012 Earnings Call
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SEC Regulation G –
Adjusted Net Income, Diluted EPS and Manufacturing Segment Profit –
Three Months Ended January 31, 2012 and 2011
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. For the three months ended
January 31, 2012, the charge included related costs of $12 million, offset by a tax benefit of $4 million. For the three months ended January 31, 2011, all costs were recognized as restructuring charges. Our Manufacturing segment recognized pre-tax costs of $9 million and $18 million relating to these actions, for the three months ended January 31, 2012 and 2011, respectively. The adjustment for the three months ended January 31, 2011 was not adjusted to reflect its income tax effect, as the Company's income tax expense on U.S. and Canadian operations was limited to current state income taxes, alternative minimum tax net of refundable credits, and other discrete items, during the period the adjustment was recorded.
(B)  For both the first quarters of 2012 and 2011, on a GAAP basis, no dilutive securities were included in the computation of diluted loss per share because they were anti-dilutive since there was a net loss attributable to Navistar International Corporation. For the first quarter of 2011, the diluted weighted shares outstanding for the computation of adjusted diluted income per share have been adjusted for the impact of dilutive securities.
2012 2011
($ in millions, except per share data)
Net loss attributable to Navistar International Corporation $        (153) $              (6)
Plus: Engineering integration costs, net of tax
(A)
8 18
Adjusted net income (loss) attributable to Navistar International Corporation
$        (145) $             12
Diluted loss per share attributable to Navistar International Corporation $       (2.19) $         (0.08)
Effect of adjustments on diluted loss per share attributable to Navistar International Corporation 0.11 0.24
Adjusted diluted earnings (loss) per share attributable to Navistar International Corporation
$       (2.08) $          0.16
Diluted weighted shares outstanding
(B)
69.9 75.9
2012 2011
($ in millions)
Net loss attributable to Navistar International Corporation $        (153) $              (6)
Less:
Financial services segment profit 27 32
Corporate and eliminations (150) (118)
Income tax benefit 81 -
Manufacturing segment profit (loss) (111) 80
Plus: Engineering integration costs
(A)
9 18
Adjusted manufacturing segment profit (loss)
$        (102) $             98
Adjusted net income (loss) attributable to Navistar International Corporation reconciliation:
Manufacturing segment profit (loss) and adjusted manufacturing segment profit (loss) reconciliation:
Three Months Ended
January 31,
Three Months Ended
January 31,

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SEC Regulation G –
Pro Forma Net Income, Diluted EPS and Manufacturing Segment Profit – Three
Months Ended January 31, 2012
(A) Engineering integration costs relate to the
consolidation of our truck and engine
engineering operations, as well as the
relocation of our world headquarters. For
the three months ended January 31, 2012,
the charge included related costs of $12
million, offset by a tax benefit of $4 million.
For the three months ended January 31,
2011, all costs were recognized as
restructuring charges. Our Manufacturing
segment recognized pre-tax costs of $9
million and $18 million relating to these
actions, for the three months ended
January 31, 2012 and 2011, respectively.
The adjustment for the three months
ended January 31, 2011 was not adjusted
to reflect its income tax effect, as the
Company's income tax expense on U.S.
and Canadian operations was limited to
current state income taxes, alternative
minimum tax net of refundable credits, and
other discrete items, during the period the
adjustment was recorded.
(B ) The warranty adjustment represents an
unanticipated increase in warranty spend
for certain 2007 and 2010 emission
standard engines, with the majority relating
to the initial build of 2010 emission
standard engines.  Component complexity
associated with meeting new emission
standards have contributed to higher repair
costs, which have exceeded those that we
have historically experienced. In the first
quarter of 2012, our Engine segment
recorded adjustments for changes in
estimates of $112 million, or $1.60 per
diluted share. Net of tax, the adjustments
for changes in estimates amounted to $74
million, or $1.06 per diluted share.
Adjusted net loss attributable to Navistar International Corporation excluding warranty adjustment reconciliation:
($ in millions, except per share data)
Net loss attributable to Navistar International Corporation
Plus: Engineering integration costs, net of tax
(A)
Adjusted net loss attributable to Navistar International Corporation
Plus: Warranty adjustment, net of tax (B)
Adjusted net loss attributable to Navistar International Corporation excluding warranty adjustment
Diluted loss per share attributable to Navistar International Corporation
Effect of adjustments on diluted loss per share attributable to Navistar International Corporation
Adjusted diluted loss per share attributable to Navistar International Corporation excluding warranty adjustment
Diluted weighted shares outstanding
(B)
Adjusted manufacturing segment profit (loss) excluding warranty adjustment reconciliation:
($ in millions)
Net loss attributable to Navistar International Corporation
Less: Financial services segment profit, Corporate and eliminations, and income taxes
Manufacturing segment loss
Plus: Engineering integration costs (A)
Adjusted manufacturing segment  loss
Plus: Warranty adjustment (B)
Adjusted manufacturing segment profit excluding warranty adjustment
($ in millions)
Loss before income tax benefit
Plus: Engineering integration costs
(A)
Adjusted loss before income tax benefit
Plus: Warranty adjustment (B)
Adjusted loss before income tax benefit excluding warranty adjustment
(102)
112
$                            10
112
$                          (97)
(42)
$                        (153)
(111)
9
$                        (221)
12
(209)
$                        (153)
8
(145)
$                       (2.19)
1.17
Three Months Ended
January 31, 2012
Three Months Ended
January 31, 2012
Adjusted loss before income tax benefit excluding warranty adjustment reconciliation:
Three Months Ended
January 31, 2012
$                       (1.02)
69.9

$                          (71)

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SEC Regulation G –
2012 Guidance – Original
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters, as we continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure. Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham,
Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Lower Upper
($ in millions, except per share data)
Net income attributable to Navistar International Corporation $          280 $           345
Plus: Engineering integration costs & restructuring of North American manufacturing operations, net of tax
(A)
70 55
Adjusted net income attributable to Navistar International Corporation $          350 $           400
Diluted earnings per share attributable to Navistar International Corporation $         4.00 $          4.95
Effect of adjustments on diluted earnings per share attributable to 1.00 0.80
Adjusted diluted earnings per share attributable to Navistar International Corporation $         5.00 $          5.75
Approximate diluted weighted shares outstanding 69.8 69.8
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Lower Upper
($ in millions)
Net income attributable to Navistar International Corporation $          280 $           345
Less: Financial services segment profit, Corporate and eliminations, and income taxes (620) (725)
Manufacturing segment profit 900 1,070
Plus: Engineering integration costs & restructuring of North American manufacturing operations
(A)
100 80
Adjusted manufacturing segment profit $       1,000 $        1,150
Original fiscal 2012 guidance
Original fiscal 2012 guidance
Navistar International Corporation

NYSE: NAV
54 54
1
st
Quarter 2012 Earnings Call
March 8, 2012
SEC Regulation G –
2012 Guidance – Revised
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters, as we continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure. Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham,
Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Lower Upper
($ in millions, except per share data)
Net income attributable to Navistar International Corporation $          225 $           310
Plus: Engineering integration costs & restructuring of North American manufacturing operations, net of tax (A) 70 55
Adjusted net income attributable to Navistar International Corporation $          295 $           365
Diluted earnings per share attributable to Navistar International Corporation $         3.20 $          4.45
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 1.05 0.80
Adjusted diluted earnings per share attributable to Navistar International Corporation $         4.25 $          5.25
Approximate diluted weighted shares outstanding 69.8 69.8
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Lower Upper
($ in millions)
Net income attributable to Navistar International Corporation $          225 $           310
Less: Financial services segment profit, Corporate and eliminations, and income taxes (575) (610)
Manufacturing segment profit 800 920
Plus: Engineering integration costs & restructuring of North American manufacturing operations (A) 100 80
Adjusted manufacturing segment profit $          900 $        1,000
Revised fiscal 2012 guidance
Revised fiscal 2012 guidance

NYSE: NAV
55 55
1
st
Quarter 2012 Earnings Call
March 8, 2012
SEC Regulation G –
Adjusted Net Income and  Diluted EPS –
Year Ended October 31, 2011
For the Year Ended
October 31, 2011
(in millions, except per share data)
Net income (loss) attributable to Navistar International Corporation
$                         1,723
Plus:
Engineering integration costs (A)
64
Restructuring of North American manufacturing operations (B)
127
Medicare Part D ruling (C)
15
Less:
Income tax valuation allowance release, net
(D)
1,527
Adjusted net income attributable to Navistar International Corporation
$                            402
For the Year Ended
October 31, 2011
(in millions)
Diluted earnings (loss) per share attributable to Navistar International Corporation
$                         22.64
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation
(17.36)
Adjusted diluted earnings per share attributable to Navistar International Corporation
$                           5.28
Diluted weighted shares outstanding
76.1
Adjusted net income attributable to Navistar International Corporation reconciliation:
Adjusted diluted earnings per share attributable to Navistar International Corporation reconciliation:

NYSE: NAV
56 56
1
st
Quarter 2012 Earnings Call
March 8, 2012
SEC Regulation G –
Adjusted Net Income and  Diluted EPS –
Year Ended October 31, 2011  (Continued)
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters. These costs include restructuring charges for activities at our Fort Wayne facility of $6 million and $29 million for the three months and year ended October 31, 2011, respectively. We also incurred $17 million and $35 million of other related costs for the three months and year ended October 31, 2011, respectively. Our manufacturing segment recognized $18 million and $51 million of the engineering integration costs for the three months and year ended October 31, 2011, respectively.
(B) Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham, Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.  These costs include restructuring charges of $5 million and $58 million for the three months and year ended October 31, 2011. We also incurred $5 million of other related costs for the year ended October 31, 2011. In addition, the
Company recognized $64 million of impairment charges related to certain intangible assets and property plant and equipment primarily related to these facilities. The Truck segment recognized $5 million and $124 million of restructuring of North American manufacturing operation charges for the three months and year ended October 31, 2011.
(C) In the fourth quarter of 2011, the Company had an unfavorable ruling related to a 2010 administrative change the Company made to the prescription drug program under the OPEB plan affecting plan participants who are Medicare eligible. As a result the Company recognized approximately $15 million of expense for postretirement benefits.
(D) In the third quarter of 2011, we recognized an income tax benefit of $1.476 billion from the release of a portion of our income tax valuation allowance. In the fourth quarter of 2011, we recognized an additional income tax benefit of $61 million related to the release of a portion of our income tax valuation allowance. As domestic earnings are now taxable with the release of the income tax valuation allowance we recognized $10 million of domestic income tax expense for 2011 that would not have been recognized had we not released a portion of the income tax valuation allowance. The $10 million of domestic income taxes were netted against the total benefit of $1.537 billion from the release of a portion of the income tax valuation allowance.  In addition, the other adjustments included in the table above have not been adjusted to reflect their income tax effect as the adjustments are intended to represent the impact on the Company's Consolidated Statement of Operations without the incremental income tax effect that would result from the release of the income tax valuation allowance. The charges related to our Canadian operations would not be impacted as a full income tax valuation allowance remains for Canada.

NYSE: NAV
57 57
1
st
Quarter 2012 Earnings Call
March 8, 2012
SEC Regulation G –
Margin Expansion
Sales Segment Profit Approx.
Truck Engine Parts Total Truck Engine Parts Total Range
Truck - N.A. w/Parts
10,000 $ 1,225 $ 11,225 $ 530 $   200 $ 730 $   6-7%
Truck - Global w/Parts
1,300 140 1,440 10 20 30 1-2%
Engine - Worldwide w/Parts
2,100 $ 735 2,835 75 $     115 190 6-7%
Total Consolidated 11,300 $ 2,100 $ 2,100 $ 16,040 $ 540 $   75 $    335 $ 950 $   ~6%
Sales Segment Profit Approx.
Truck Engine Parts Total Truck Engine Parts Total Range
Truck - N.A. w/Parts
11,500 $ 1,450 $ 12,950 $ 865 $   250 $ 1,115 $ 8-9%
Truck - Global w/Parts
1,400 150
1,550
15 30
45 2-3%
Engine - Worldwide w/Parts
3,000 $
850
3,850 150 $
150
300 7-8%
Total Consolidated
12,900 $ 3,000 $ 2,450 $ 19,230 $ 880 $   150 $  430 $ 1,460 $ ~8%
Sales Segment Profit Approx.
Truck Engine Parts Total Truck Engine Parts Total Range
Truck - N.A. w/Parts
12,225 $ 1,450 $ 13,675 $ 1,060 $ 265 $ 1,325 $ 9-10%
Truck - Global w/Parts 1,800 160
1,960
85 30
115 6-8%
Engine - Worldwide w/Parts
3,475 $
880
4,355 200 $
160
360 8-10%
Total Consolidated
14,025 $ 3,475 $ 2,490 $ 21,135 $ 1,145 $ 200 $  455 $ 1,800 $ ~9%
2012 Full Year
2012 Annualized Outgoing Run Rate
Target